Exhibit 99.1

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Abbreviated Financial Statements

As of March 31, 2019 and December 31, 2018, and for the three-month periods ended March 31, 2019 and 2018

Table of Contents

Page
Number
Financial Information
Abbreviated Interim Financial Statements
Statements of Assets and Liabilities at March 31, 2019 (Unaudited) and December 31, 2018	3
Statements of Revenues and Direct Expenses for the Three Months Ended March 31, 2019 and 2018 (Unaudited)	4
Notes to Abbreviated Financial Statements (Unaudited)
Note 1 - Description of Transaction and Basis of Presentation	5
Note 2 - Summary of Investments	6
Note 3 - Derivative Financial Instruments	8
Note 4 - Fair Value Measurements	11
Note 5 - Commitments and Contingencies	15
Note 6 - Subsequent Events	15

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statements of Assets and Liabilities

March 31, 2019 and December 31, 2018

(In Thousands)

	March 31, 2019	December 31, 2018
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $9,735,309 and $9,620,864)	$10,107,380	$9,640,471
Fixed maturities, held-for-trading, at fair value (amortized cost of $325,278 and $296,257)	343,092	305,422
Mortgage loans on real estate	1,008,471	1,025,194
Policy loans	44,630	45,918
Short-term investments (amortized cost of $48,554 and $35,357)	48,554	35,357
Total investments	11,552,127	11,052,362
Other assets:
Reinsurance recoverable	117,333	112,329
Deferred acquisition costs (“DAC”)	391,412	439,594
Investment income due and accrued	109,502	110,092
Other assets	101,736	101,336
Separate account assets	9,373,615	8,741,908
Total assets	$21,645,725	$20,557,621

Liabilities
Policy benefit liabilities:
Policy benefits and contract claims	$11,319,919	$11,173,843
Policyholders’ funds	203,203	241,135
Total policy benefit liabilities	11,523,122	11,414,978

General liabilities:
Other liabilities	61,423	46,778
Separate account liabilities	9,373,615	8,741,908
Total liabilities	20,958,160	20,203,664
Net Assets	$687,565	$353,957

The accompanying notes are an integral part of these Abbreviated Financial Statements.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statements of Revenues and Direct Expenses

Three Months Ended March 31, 2019 and 2018

(In Thousands)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
Revenues:
Premium income	$102,828	$100,721
Fee income	31,776	29,260
Net investment income	116,034	117,016
Investment gains (losses), net	7,990	(28,665)
Total revenues	258,628	218,332
Benefits and expenses:
Life and other policy benefits	109,124	104,582
Increase in future policy benefits	7,012	14,011
Interest paid or credited to contractholders	91,571	74,219
Total benefits	207,707	192,812
General insurance expenses	27,427	29,421
Amortization of DAC	4,820	5,360
Total benefits and expenses	239,954	227,593

Revenues in excess of direct expenses	$18,674	$(9,261)

The accompanying notes are an integral part of these Abbreviated Financial Statements.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

1.  Description of Transaction and Basis of Presentation

Description of the Transaction

On June 1, 2019, Great-West Life & Annuity Insurance Company (“GWL&A”), Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), the U.S. Business of The Canada Life Assurance Company (“CLAC”) and the U.S. Business of The Great-West Life Assurance Company (“GWL” collectively, the “Company” or “Sellers”), completed its previously announced sale (the “Closing”) of substantially all of the Sellers’ individual life and annuity business (the “Individual Life Business”) to Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“Protective”), and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of Protective Life (collectively, the “Buyers”).

The Closing effectuates the Master Transaction Agreement among the Sellers and the Buyers, dated January 23, 2019, which was previously reported in the Current Report on Form 8-K filed on January 25, 2019, by Protective.  Pursuant to the Master Transaction Agreement, Protective Life and PLAIC entered into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Individual Life Business. Based on the terms and subject to the conditions of the Reinsurance Agreements, the Sellers ceded to Protective Life and PLAIC, effective as of the Closing, substantially all of the insurance policies relating to the Individual Life Business. To support its obligations under the Reinsurance Agreements, Protective Life will establish trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC will establish a trust account for the benefit of GWL&A of NY. The Sellers will retain a block of participating policies, which will be administered by Protective.

Basis of Presentation

The accompanying audited Statement of Assets and Liabilities as of December 31, 2018 and the two unaudited interim Abbreviated Financial Statements as of and for the three months ended March 31, 2019 and March 31, 2018 (collectively, the “Abbreviated Financial Statements”) of the Company’s Individual Life Business have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the United States Securities and Exchange Commission (“SEC”) and for inclusion in Protective Life’s filings with the SEC. These interim financials have also been prepared in accordance with the instructions for Form 10-Q. In compliance with those instructions, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

The Abbreviated Financial Statements have been prepared in accordance with approval received by Protective from the SEC permitting Protective to substitute Abbreviated Financial Statements for the full financial statements required by Rule 3-05 of Regulation S-X. The Abbreviated Financial Statements include the assets and liabilities that are associated with the Company’s Individual Life Business as well as all revenue and expenses directly associated with the revenue producing activities of the Company’s Individual Life Business and excludes expenses not directly involved in the revenue producing activity, such as corporate overhead and income taxes. All intercompany transactions have been eliminated. The Abbreviated Financial Statements also include net assets in lieu of Stockholders’ Equity and its related components. Amounts reported in the Abbreviated Financial Statements are reported at the historical basis of the Company’s Individual Life Business.

During the periods presented in the Abbreviated Financial Statements, the Individual Life Business was underwritten by the previously mentioned Company who are wholly-owned or indirect wholly-owned subsidiaries of Great-West Lifeco, Inc. (“Great-West Lifeco”). As wholly owned or indirect wholly-owned subsidiaries of Great-West Lifeco, the Company did not maintain dedicated administrative support functions related to the Individual Life Business.  Further, the Company’s assets and operating results were integrated with those of Great-West Lifeco.  Based upon these factors, there is no reasonable basis to allocate corporate overhead and income tax expense to the Individual Life Business acquired by Protective.  Accordingly, the Abbreviated Financial Statements do not purport to present the financial position or operating results of the Company that would have resulted from the Company’s Individual Life Business operating as a standalone, separate business.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

Use of Estimates

The preparation of Abbreviated Financial Statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC and valuation of policy benefit liabilities. Actual results could differ from those estimates.

2.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale:

	March 31, 2019
	Amortized	Gross unrealized	Gross unrealized	Estimated fair value
Fixed maturities:	cost	gains	losses	and carrying value
U.S. government direct obligations and U.S. agencies	$310,779	$22,647	$432	$332,994
Obligations of U.S. states and their subdivisions	1,184,961	136,684	—	1,321,645
Corporate debt securities (1)	7,614,381	288,326	111,037	7,791,670
Asset-backed securities	468,777	35,490	1,825	502,442
Residential mortgage-backed securities	22,000	1,013	3	23,010
Commercial mortgage-backed securities	134,411	4,237	3,029	135,619
Total fixed maturities	$9,735,309	$488,397	$116,326	$10,107,380

(1) Includes perpetual debt investments with amortized cost of $15,000 and estimated fair value of $11,775.

	December 31, 2018
	Amortized	Gross unrealized	Gross unrealized	Estimated fair value
Fixed maturities:	cost	gains	losses	and carrying value
U.S. government direct obligations and U.S. agencies	$266,691	$16,577	$1,580	$281,688
Obligations of U.S. states and their subdivisions	1,207,272	113,594	1,094	1,319,772
Corporate debt securities (1)	7,507,970	154,850	287,780	7,375,040
Asset-backed securities	481,432	30,574	4,206	507,800
Residential mortgage-backed securities	22,792	736	9	23,519
Commercial mortgage-backed securities	134,707	3,363	5,418	132,652
Total fixed maturities	$9,620,864	$319,694	$300,087	$9,640,471

(1) Includes perpetual debt investments with amortized cost of $15,000 and estimated fair value of $11,100.

See Note 4 for additional discussion regarding fair value measurements.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	March 31, 2019
	Amortized cost	Estimated fair value
Maturing in one year or less	$93,815	$94,478
Maturing after one year through five years	1,107,218	1,132,540
Maturing after five years through ten years	3,936,094	3,999,549
Maturing after ten years	3,845,437	4,085,768
Mortgage-backed and asset-backed securities	752,745	795,045
Total fixed maturities	$9,735,309	$10,107,380

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by the U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of fixed maturity securities classified as available-for-sale:

	Three Months Ended March 31,
	2019	2018
Proceeds from sales	$93,314	$87,778
Gross realized gains from sales	1,789	2,077
Gross realized losses from sales	173	288

Included in investment gains, net are unrealized gains (losses) of $9,307 and $(8,466) for the three months ended March 31, 2019 and 2018 respectively, on held-for-trading fixed maturity investments still held at period end.

Mortgage loans on real estate — The recorded investment of the mortgage loan portfolio categorized as performing was $1,008,471 and $1,025,194 as of March 31, 2019 and December 31, 2018, respectively.

Unrealized losses on fixed maturity investments classified as available-for-sale — The following tables summarize unrealized investment losses by class of investment:

	March 31, 2019
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	losses	fair value	losses	fair value	losses
U.S. government direct obligations and U.S. agencies	$—	$—	$35,969	$432	$35,969	$432
Corporate debt securities	599,735	23,903	1,875,778	87,134	2,475,513	111,037
Asset-backed securities	31,670	296	61,450	1,529	93,120	1,825
Residential mortgage-backed securities	—	—	246	3	246	3
Commercial mortgage-backed securities	—	—	44,658	3,029	44,658	3,029
Total fixed maturities	$631,405	$24,199	$2,018,101	$92,127	$2,649,506	$116,326
Total number of securities in an unrealized loss position		51		257		308

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

	December 31, 2018
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss	fair value	loss	fair value	loss
U.S. government direct obligations and U.S. agencies	$32,168	$936	$17,002	$644	$49,170	$1,580
Obligations of U.S. states and their subdivisions	51,730	654	10,593	440	62,323	1,094
Corporate debt securities	3,645,254	172,992	1,144,487	114,788	4,789,741	287,780
Asset-backed securities	71,022	910	100,753	3,296	171,775	4,206
Residential mortgage-backed securities	1,094	3	249	6	1,343	9
Commercial mortgage-backed securities	45,780	917	42,682	4,501	88,462	5,418
Total fixed maturities	$3,847,048	$176,412	$1,315,766	$123,675	$5,162,814	$300,087
Total number of securities in an unrealized loss position		432		186		618

Fixed maturity investments — Total unrealized losses decreased by $183,761, or 61%, from December 31, 2018 to March 31, 2019.  The majority, or $152,213, of the decrease was in the less than twelve months category.  The overall decrease in unrealized losses was across all asset classes and reflects lower interest rates at March 31, 2019, compared to December 31, 2018, resulting in generally higher valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months decreased by $31,548 from December 31, 2018 to March 31, 2019. Corporate debt securities account for 95%, or $87,134, of the unrealized losses greater than twelve months at March 31, 2019.  Non-investment grade corporate debt securities account for $6,110 of the unrealized losses greater than twelve months.  Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in the Statement of Revenue and Direct Expenses.

3.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

Types of derivative instruments and derivative strategies

Interest rate contracts

Not designated as hedging instruments

The Company enters into OTC interest rate swaps in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting.  These OTC derivatives are bilateral contracts between the Company and a counterparty.

The OTC interest rate swap agreements are used to convert the interest rate on certain debt security investments from a floating rate to a fixed rate, however, the transactions were not eligible for hedge accounting.

Foreign currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars.  The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars.  Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

The following tables summarize the notional amount and fair value of derivative financial instruments, excluding embedded derivatives:

	March 31, 2019
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$625,831	$20,803	$38,525	$17,722
Total cash flow hedges	625,831	20,803	38,525	17,722

Total derivatives designated as hedges	625,831	20,803	38,525	17,722

Derivatives not designated as hedges:
Interest rate swaps	9,500	1,261	1,261	—
Cross-currency swaps	376,773	5,555	20,465	14,910
Total derivatives not designated as hedges	386,273	6,816	21,726	14,910
Total derivative financial instruments	$1,012,104	$27,619	$60,251	$32,632

(1) The estimated fair value includes accrued income and expense.  The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the Statement of Assets and Liabilities.

	December 31, 2018
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$626,774	$35,044	$49,856	$14,812
Total cash flow hedges	626,774	35,044	49,856	14,812

Total derivatives designated as hedges	626,774	35,044	49,856	14,812

Derivatives not designated as hedges:
Interest rate swaps	9,500	1,078	1,078	—
Cross-currency swaps	376,773	14,356	25,128	10,772
Total derivatives not designated as hedges	386,273	15,434	26,206	10,772
Total derivative financial instruments	$1,013,047	$50,478	$76,062	$25,584

(1) The estimated fair value excludes accrued income and expense.  The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the Statement of Assets and Liabilities.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

Embedded derivative - Guaranteed Lifetime Withdrawal Benefit

The Company offers a guaranteed lifetime withdrawal benefit (“GLWB”) through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the Statements of Assets and Liabilities. Changes in fair value of GLWB are recorded in investment gains (losses), net in the Statements of Revenue and Direct Expenses.

The estimated fair value of the GLWB was $13,628 and $15,473 at March 31, 2019, and December 31, 2018, respectively. The decrease in fair value of the GLWB was $1,845 and $4,219 for the three months ended March 31, 2019, and 2018, respectively.

See Note 2 and Note 4 for additional discussion regarding derivative financial instruments.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

4.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	March 31, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$332,994	$—	$332,994
Obligations of U.S. states and their subdivisions	—	1,321,645	—	1,321,645
Corporate debt securities	—	7,787,747	3,923	7,791,670
Asset-backed securities	—	502,442	—	502,442
Residential mortgage-backed securities	—	23,010	—	23,010
Commercial mortgage-backed securities	—	135,619	—	135,619
Total fixed maturities available-for-sale	—	10,103,457	3,923	10,107,380
Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	45,106	—	45,106
Obligations of U.S. states and their subdivisions	—	23,516	—	23,516
Corporate debt securities	—	226,300	—	226,300
Asset-backed securities	—	12,061	—	12,061
Residential mortgage-backed securities	—	3,085	—	3,085
Commercial mortgage-backed securities	—	33,024	—	33,024
Total fixed maturities held-for-trading	—	343,092	—	343,092
Short-term investments	12,620	35,934	—	48,554
Derivative instruments designated as hedges:
Cross-currency swaps	—	38,525	—	38,525
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,261	—	1,261
Cross-currency swaps	—	20,465	—	20,465
Total derivative instruments	—	60,251	—	60,251
Separate account assets (1)	5,620,688	3,672,395	—	9,373,615
Total assets	$5,633,308	$14,215,129	$3,923	$19,932,892

Liabilities
Derivative instruments designated as hedges:
Cross-currency swaps	$—	$17,722	$—	$17,722
Derivative instruments not designated as hedges:
Cross-currency swaps	—	14,910	—	14,910
Total derivative instruments	—	32,632	—	32,632
Embedded derivatives - GLWB	—	—	13,628	13,628
Separate account liabilities (2)	29	304,352	—	304,381
Total liabilities	$29	$336,984	$13,628	$350,641

(1) Included in the total fair value amount are $81 million of separate account assets as of March 31, 2019 for which the fair value is estimated using net asset value per unit as a practical expedient. This amount is not shown in the table above.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2018
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$281,688	$—	$281,688
Obligations of U.S. states and their subdivisions	—	1,319,772	—	1,319,772
Corporate debt securities	—	7,370,915	4,125	7,375,040
Asset-backed securities	—	507,800	—	507,800
Residential mortgage-backed securities	—	23,519	—	23,519
Commercial mortgage-backed securities	—	132,652	—	132,652
Total fixed maturities available-for-sale	—	9,636,346	4,125	9,640,471
Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	24,205	—	24,205
Obligations of U.S. states and their subdivisions	—	22,928	—	22,928
Corporate debt securities	—	210,514	—	210,514
Asset-backed securities	—	12,079	—	12,079
Residential mortgage-backed securities	—	3,093	—	3,093
Commercial mortgage-backed securities	—	32,603	—	32,603
Total fixed maturities held-for-trading	—	305,422	—	305,422
Short-term investments	24,023	11,334	—	35,357
Derivative instruments designated as hedges:
Cross-currency swaps	—	49,856	—	49,856
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,078	—	1,078
Cross-currency swaps	—	25,128	—	25,128
Total derivative instruments	—	76,062	—	76,062
Separate account assets (1)	5,099,614	3,561,871	—	8,741,908
Total assets	$5,123,637	$13,591,035	$4,125	$18,799,220

Liabilities
Derivative instruments designated as hedges:
Cross-currency swaps	$—	$14,812	$—	$14,812
Derivative instruments not designated as hedges:
Cross-currency swaps	—	10,772	—	10,772
Total derivative instruments	—	25,584	—	25,584
Embedded derivatives - GLWB	—	—	15,473	15,473
Separate account liabilities (2)	44	251,762	—	251,806
Total liabilities	$44	$277,346	$15,473	$292,863

(1) Included in the total fair value amounts are $80 million of separate account assets as of December 31, 2018 for which the fair value is estimated using net asset value per unit as a practical expedient. This amount is not shown in the table above.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services.  In cases where these prices are not readily available, fair values are estimated by the Company.  To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality.  Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments, is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.  Short-term investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps and interest rate swaps, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Embedded derivative - GLWB

Significant unobservable inputs used in the fair value measurements of GLWB include long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization, lapses, and partial withdrawals.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, fixed maturity, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis.  The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets and liabilities
Liabilities
Embedded derivatives - GLWB

Balances, January 1, 2019	$15,473
Realized and unrealized losses included in investment gains (losses), net	(1,845)
Balances, March 31, 2019	$13,628
Total losses for the period included in Revenues in excess of direct expenses attributable to the change in unrealized gains and losses relating to liabilities held at March 31, 2019	$(1,845)

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INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

Recurring Level 3 financial assets and liabilities
Three Months Ended March 31, 2018
Liabilities (assets)
Embedded derivatives - GLWB

Balances, January 1, 2018	$3,898
Realized and unrealized losses included in investment gains (losses), net	(4,219)
Balances, March 31, 2018	$(321)
Total losses for the period included in Revenues in excess of direct expenses attributable to the change in unrealized gains and losses relating to assets and liabilities held at March 31, 2018	$(4,219)

The following table presents significant unobservable inputs used during the valuation of certain liabilities categorized within Level 3 of the recurring fair value measurements table:

Range
	Valuation Technique	Unobservable Input	March 31, 2019	December 31, 2018
Embedded derivatives - GLWB	Risk neutral stochastic valuation methodology	Equity volatility	15% - 30%	15% - 30%
		Swap curve	2.29% - 2.64%	2.57% - 2.87%
		Mortality rate	Based on the Annuity 2000 Mortality Table	Based on the Annuity 2000 Mortality Table
		Base Lapse rate	1% - 15%	1% - 15%

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments and investments not carried at fair value on a recurring basis:

	March 31, 2019			December 31, 2018
			Fair value			Fair value
	Carrying	Estimated	hierarchy	Carrying	Estimated	hierarchy
	amount	fair value	level	amount	fair value	level
Assets
Mortgage loans on real estate	$1,008,471	$1,042,775	2	$1,025,194	$1,047,548	2
Policy loans	44,630	44,630	2	45,918	45,918	2

Liabilities
Annuity contract benefits without life contingencies	$411,595	$420,997	2	$301,349	$307,354	2
Policyholders’ funds	203,203	203,203	2	241,135	241,135	2

14

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

(Unaudited)

5.  Commitments and Contingencies

Commitments

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s consolidated financial position, results of its operations, or cash flows.

6.  Subsequent Events

The Company has evaluated the effects of events subsequent to March 31, 2019, and through the date the Abbreviated Financial Statements were issued. There were no material subsequent events which would warrant disclosure in the Abbreviated Financial Statements of the Company.

15

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Abbreviated Financial Statements

For the Year Ended December 31, 2018

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

We have audited the accompanying abbreviated financial statements of the Individual Life and Annuity Business of Great-West Life & Annuity Insurance Company (the “Business”) which consists of substantially all of the individual life and annuity business of Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, the US branch of The Canada Life Assurance Company and the US branch of The Great-West Life Assurance Company (collectively, the “Company”), which comprise the statement of assets and liabilities as of December 31, 2018, and the related statements of revenues and direct expenses for the year then ended, and the related notes to the abbreviated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the financial position of the Individual Life and Annuity Business of Great-West Life & Annuity Insurance Company as of December 31, 2018, and the results of its operations for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

We draw attention to Note 1 of the abbreviated financial statements, which describes the basis of accounting. As described in Note 1 to the abbreviated financial statements, the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission for inclusion in a Form 8-K/A to be filed by Protective Life Insurance Company and are not intended to be a complete presentation of the Business’ assets, liabilities, revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
August 8, 2018

Individual Life Business of Great-West Life & Annuity Insurance Company

Statement of Assets and Liabilities

December 31, 2018

(In Thousands)

December 31, 2018
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $9,620,864)	$9,640,471
Fixed maturities, held-for-trading, at fair value (amortized cost of $296,257)	305,422
Mortgage loans on real estate	1,025,194
Policy loans	45,918
Short-term investments (amortized cost of $35,357)	35,357
Total investments	11,052,362
Other assets:
Reinsurance recoverable	112,329
Deferred acquisition costs (“DAC”)	439,594
Investment income due and accrued	110,092
Other assets	101,336
Separate account assets	8,741,908
Total assets	$20,557,621

Liabilities
Policy benefit liabilities:
Policy benefits and contract claims	$11,173,843
Policyholders’ funds	241,135
Total policy benefit liabilities	11,414,978
General liabilities:
Other liabilities	46,778
Separate account liabilities	8,741,908
Total liabilities	20,203,664

Net Assets	$353,957

The accompanying notes are an integral part of these Abbreviated Financial Statements.

Individual Life Business of Great-West Life & Annuity Insurance Company

Statement of Revenues and Direct Expenses

Year Ended December 31, 2018

(In Thousands)

Year Ended December 31,
2018
Revenues:
Premium income	$302,265
Fee income	122,005
Net investment income	470,950
Investment gains, net	8,693
Total revenues	903,913
Benefits and expenses:
Life and other policy benefits	421,267
Decrease in future policy benefits	(74,800)
Interest paid or credited to contractholders	299,037
Total benefits	645,504

General insurance expenses	121,280
Amortization of DAC	47,929
Total benefits and expenses	814,713

Revenues in excess of direct expenses	$89,200

The accompanying notes are an integral part of these Abbreviated Financial Statements.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

1.  Description of Transaction and Basis of Presentation

Description of the Transaction

On June 1, 2019, Great-West Life & Annuity Insurance Company (“GWL&A”), Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), the U.S. business of The Canada Life Assurance Company (“CLAC”) and the U.S. business of The  Great-West Life Assurance Company (“GWL” collectively, the “Company” or “Sellers”), completed its previously announced sale (the “Closing”) of substantially all of the Sellers’ individual life and annuity business (the “Individual Life Business”) to Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“Protective”), and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of Protective Life (collectively, the “Buyers”).

The Closing effectuates the Master Transaction Agreement among the Sellers and the Buyers, dated January 23, 2019, which was previously reported in the Current Report on Form 8-K filed on January 25, 2019, by Protective.  Pursuant to the Master Transaction Agreement, Protective Life and PLAIC entered into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Individual Life Business. Based on the terms and subject to the conditions of the Reinsurance Agreements, the Sellers ceded to Protective Life and PLAIC, effective as of the Closing, substantially all of the insurance policies relating to the Individual Life Business. To support its obligations under the Reinsurance Agreements, Protective Life will establish trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC will establish a trust account for the benefit of GWL&A of NY. The Sellers will retain a block of primarily participating policies, which will be administered by Protective.

Basis of Presentation

The accompanying Statement of Assets and Liabilities as of December 31, 2018 and the related Statement of Revenues and Direct Expenses for the year ended December 31, 2018 (collectively, the “Abbreviated Financial Statements”) of the Company’s Individual Life Business have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the United States Securities and Exchange Commission (“SEC”) and for inclusion in Protective Life’s filings with the SEC.

The Abbreviated Financial Statements have been prepared in accordance with approval received by Protective from the SEC permitting Protective to substitute Abbreviated Financial Statements for the full financial statements required by Rule 3-05 of Regulation S-X. The Abbreviated Financial Statements include the assets and liabilities that are associated with the Company’s Individual Life Business as well as all revenue and expenses directly associated with the revenue producing activities of the Company’s Individual Life Business and excludes expenses not directly involved in the revenue producing activity, such as corporate overhead and income taxes. All intercompany transactions have been eliminated. The Abbreviated Financial Statements also include net assets in lieu of Stockholders’ Equity and its related components. Amounts reported in the Abbreviated Financial Statements are reported at the historical basis of the Company’s Individual Life Business.

During the periods presented in the Abbreviated Financial Statements, the Individual Life Business was underwritten by the previously mentioned Company who are wholly-owned or indirect wholly-owned subsidiaries of Great-West Lifeco, Inc. (“Great-West Lifeco”). As wholly owned or indirect wholly-owned subsidiaries of Great-West Lifeco, the Company did not maintain dedicated administrative support functions related to the Individual Life Business.  Further, the Company’s assets and operating results were integrated with those of Great-West Lifeco.  Based upon these factors, there is no reasonable basis to allocate corporate overhead and income tax expense to the Individual Life Business acquired by Protective.  Accordingly, the Abbreviated Financial Statements do not purport to present the financial position or operating results of the Company that would have resulted from the Company’s Individual Life Business operating as a standalone, separate business.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

2.  Summary of Significant Accounting Policies

Use of Estimates

The preparation of Abbreviated Financial Statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC and valuation of policy benefit liabilities. Actual results could differ from those estimates.

Investments

Investments are reported as follows:

1.    The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value. In accordance with U.S. GAAP, unrealized investment gains and losses on these securities are typically reflected as a separate component of other comprehensive income (“OCI”), net of policyholder related amounts and deferred income taxes.  However, due to the approval granted by the SEC, unrealized gains and losses are reported as a component of net assets in the Statement of Assets and Liabilities due to the omission of equity balances from the Abbreviated Financial Statements.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses are included in investment gains, net, declines in value determined to be other-than-temporary are included in total other-than-temporary losses, and realized gains and losses from foreign currency translations are recorded in investment gains, net.

The Company also classifies certain fixed maturity investments as held-for-trading.  Assets in the held-for-trading category are carried at fair value with changes in fair value reported in investment gains, net.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.  Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis and its private placement investments on a funding date basis.

2.    Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees, provision allowances, and foreign currency translations.  Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status.  Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method.  Prepayment penalty fees are recognized in investment gains, net upon receipt.

The mortgage loan portfolio is actively managed by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations, and general market conditions.  On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss.  The risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•            Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•            Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure.  Due to the potential for loss, these loans are evaluated for impairment.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

The adequacy of the mortgage provision allowance is reviewed quarterly.  The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data.  Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors.  Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required.  Risk is mitigated primarily through first position collateralization, guarantees, loan covenants, and borrower reporting requirements.  Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms.  The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The accrual of interest on loans is resumed when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”).  In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.    Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

4.    Short-term investments include securities purchased with investment intent and with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost.  They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

5.    The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary.  The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security.  Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•            The extent to which estimated fair value is below cost;

•            Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry, or geographic area;

•            The length of time for which the estimated fair value has been below cost;

•            Downgrade of a fixed maturity investment by a credit rating agency;

•            Deterioration of the financial condition of the issuer; and

•            The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred.  In this instance, total OTTI is bifurcated into two

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component of net assets in the Statement of Assets and Liabilities.  The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination.  After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.  The difference between the new amortized cost basis and the future cash flows is accreted into net investment income.  The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps and cross-currency swaps.  The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities.  Derivative instruments are not used for speculative reasons.  The Company’s over-the-counter (“OTC”) derivatives are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statement of Assets and Liabilities the fair value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement.  At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction.  Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative.  If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a separate component of net assets in the Statement of Assets and Liabilities and are recognized in the Statement of Revenues and Direct Expenses when the hedged item affects earnings.  Changes in fair value resulting from foreign currency translations are recorded as either a separate component of net assets or in investment gains, net, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains, net in the period of the change.  Realized foreign currency transactional gains and losses, regardless of hedge accounting treatment, are recorded in investment gains, net. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies, or equity markets may cause the Company to experience volatility in revenues in excess of direct expenses.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities.  Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the currency risks on non-U.S. dollar denominated assets, and (c) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures, and in many cases, requiring collateral.  The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  This collateral is held in a custodial account for the benefit of the Company.  Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities.  The cash collateral is reinvested in a government money market fund.  Cash collateral pledged by the Company is included in other assets.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s Statement of Assets and Liabilities.  The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•            Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.  They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

•            Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.  The fair values for some Level 2 securities are obtained from pricing services.  The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology.  For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers, and reference data including market research publications.  Additional inputs utilized for assets and liabilities classified as Level 2 are:

•            Asset-backed, residential mortgage-backed, commercial mortgage-backed securities, and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.

•            U.S. states and their subdivisions - material event notices.

•            Short-term investments - valued based on amortized cost due to their short term nature and high credit quality of the issuers.

•            Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows, and news sources.

•            Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•            Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability.  In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models.  If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.  Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below.  Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.  Inputs utilized for assets and liabilities classified as Level 3 are as follows:

•            Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

•            GLWB - internal models utilizing long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

The fair value of certain investments in the separate accounts are estimated using net asset value per unit as a practical expedient and are excluded from the fair value hierarchy tables in Note 7.  These net asset values are based on the fair value of the underlying investments less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs.  Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data.  This may occur when

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.  Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data.  This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division.  The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary.  Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes.  In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained.  External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available.  Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated useful life up to five years.  Capitalized internal use software development costs, net of accumulated amortization, in the amount of $9,912 are included in other assets at December 31, 2018.  The Company capitalized $3,022 of internal use software development costs during the year ended December 31, 2018.

DAC

The Company incurs costs in connection with the acquisition of new and renewal insurance business.  Costs that vary directly with and relate to the successful production of new business are deferred as DAC.  These costs consist primarily of commissions, costs associated with the Company’s sales representatives, and policy issuance and underwriting expenses related to the production of successfully acquired new business.  A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs.  The recoverability of such costs is dependent upon the future profitability of the related business.  Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses.  At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

DAC associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits.  Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits on an annual basis. DAC associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized.  DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in net assets in the Statement of Assets and Liabilities.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying Statement of Assets and Liabilities.  The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s Statement of Revenues and Direct Expenses.

Revenues to the Company from the separate accounts are recorded in fee income on the Statement of Revenues and Direct Expenses and consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amount of $10,482,596 at December 31, 2018, are computed on the basis of assumed investment yield, mortality, morbidity, and expenses, including a margin for adverse deviation.  These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums.  The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration.  Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amount of $301,528 at December 31, 2018, are established at the contractholder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality, and expense and/or administrative service charges.  The Company’s general account also has some immediate annuities.  Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Minimum guarantees

The Company calculates additional liabilities for certain variable annuity guaranteed death benefits. The additional reserve for such products recognizes the portion of contract assessments received to compensate the Company for death benefits. Reserves for annuity guaranteed minimum death benefits (“GMDB”) are determined by estimating the present value of expected benefits in excess of the projected account balance. Expected experience is based on a range of inputs and scenarios. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

The Company also offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the Statement of Assets and Liabilities. Changes in fair value of GLWB are recorded in investment gains, net in the Statement of Revenues and Direct Expenses.

Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts.  The Company also assumes risk by participating in yearly renewable term and coinsurance agreements.

Reinsurance agreements are evaluated to determine if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards.  If it is determined that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the agreement is recorded using the deposit method of accounting.  All contractual features are reviewed, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits, and contract claims ceded to (assumed from) other insurance companies, are carried as a reinsurance recoverable (payable) in the accompanying Statement of Assets and Liabilities.  Premium income, fee income, and policy benefits are reported net of reinsurance ceded (assumed) in the accompanying Statement of Revenues and Direct Expenses.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers.  The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement.  The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience.  Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received.  Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income.  Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

Investment gains, net

Realized investment gains and losses are reported net as a component of revenues and are determined on a specific identification basis.  Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

3.  Application of Recent Accounting Pronouncements

Future adoption of new accounting pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments: Credit Losses: Measurement of Credit Losses on Financial Instruments, effective for fiscal years and interim periods within those beginning after December 15, 2020 for public business entities. Early adoption is permitted including interim periods therein. This update amends guidance on the impairment of financial instruments by adding an impairment model that is based on expected losses rather than incurred losses and is intended to result in more timely recognition of losses. The standard also simplifies the accounting by decreasing the number of credit impairment models that an entity can use to account for debt instruments. The Company continues to evaluate the impact of this update on its abbreviated financial statements.

In August 2018, the FASB issued ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, effective for certain long-duration insurance contracts for fiscal years and interim periods beginning after December 15, 2020. Early adoption is permitted. The amendments update the measurement of the liability for future policy benefits related to non-participating traditional and limited payment contracts, the measurement of market risk benefits, the amortization of deferred acquisition costs and require new, disaggregated disclosures. The Company is evaluating the impact of this update on its abbreviated financial statements.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

4.  Related Party Transactions

The Company’s separate accounts invest in shares of Great-West Funds, which are related parties of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.

In the normal course of business the Company enters into agreements with related parties whereby it provides recordkeeping,  investment advisory, and marketing services. The following table presents revenue from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets, or other similar drivers.

		Year Ended December 31,	Financial
Description	Related party	2018	statement line
Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	GWFS Equities, Inc (1)	8,076	Fee income
Provides recordkeeping services	Great-West Funds (2)	4,241	Fee income

(1) A Broker/Dealer company, a related party of the Company

(2) An open-end management investment company, a related party of the Company

The Company’s separate accounts invest in shares of Great-West Funds, which are related parties of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the year ended December 31, 2018, these purchases totaled $169,857.

5.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale:

	December 31, 2018
	Amortized	Gross unrealized	Gross unrealized	Estimated fair value
Fixed maturities:	cost	gains	losses	and carrying value
U.S. government direct obligations and U.S. agencies	$266,691	$16,577	$1,580	$281,688
Obligations of U.S. states and their subdivisions	1,207,272	113,594	1,094	1,319,772
Corporate debt securities (1)	7,507,970	154,850	287,780	7,375,040
Asset-backed securities	481,432	30,574	4,206	507,800
Residential mortgage-backed securities	22,792	736	9	23,519
Commercial mortgage-backed securities	134,707	3,363	5,418	132,652
Total fixed maturities	$9,620,864	$319,694	$300,087	$9,640,471

(1) Includes perpetual debt investments with amortized cost of $15,000 and estimated fair value of $11,100.

See Note 7 for additional discussion regarding fair value measurements.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2018
	Amortized cost	Estimated fair value
Maturing in one year or less	$87,060	$87,504
Maturing after one year through five years	1,012,220	1,021,285
Maturing after five years through ten years	3,942,536	3,868,227
Maturing after ten years	3,858,159	3,912,232
Mortgage-backed and asset-backed securities	720,889	751,223
Total fixed maturities	$9,620,864	$9,640,471

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by the U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of fixed maturity securities classified as available-for-sale:

Year Ended December 31,
2018
Proceeds from sales	$442,810
Gross realized gains from sales	11,361
Gross realized losses from sales	3,455

Included in investment gains, net are unrealized losses of $(13,105) on held-for-trading fixed maturity investments still held at December 31, 2018.

Mortgage loans on real estate - The recorded investment of the mortgage loan portfolio categorized as performing was $1,025,194 as of December 31, 2018.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses by class of investment:

	December 31, 2018
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss	fair value	loss	fair value	loss
U.S. government direct obligations and U.S. agencies	$32,168	$936	$17,002	$644	$49,170	$1,580
Obligations of U.S. states and their subdivisions	51,730	654	10,593	440	62,323	1,094
Corporate debt securities	3,645,254	172,992	1,144,487	114,788	4,789,741	287,780
Asset-backed securities	71,022	910	100,753	3,296	171,775	4,206
Residential mortgage-backed securities	1,094	3	249	6	1,343	9
Commercial mortgage-backed securities	45,780	917	42,682	4,501	88,462	5,418
Total fixed maturities	$3,847,048	$176,412	$1,315,766	$123,675	$5,162,814	$300,087
Total number of securities in an unrealized loss position		432		186		618

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

Fixed maturity investments - Corporate debt securities account for 93%, or $114,788, of the unrealized losses greater than twelve months at December 31, 2018.  Non-investment grade corporate debt securities account for $9,195 of the unrealized losses greater than twelve months. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in the Statement of Revenue and Direct Expenses.

Net Investment Income

The following table summarizes net investment income:

Year Ended December 31,
2018
Fixed maturity and short-term investments	$421,785
Mortgage loans on real estate	47,152
Policy loans	2,332
Derivative instruments - cash flow hedges	8,336
Other	(1,390)
478,215
Investment expenses	(7,265)
Net investment income	$470,950

Investment Gains, net

The following table summarizes investment gains, net:

Year Ended December 31,
2018
Fixed maturity and short-term investments	$(9,064)
Derivative instruments - not designated as hedging	15,448
Mortgage loans on real estate	2,445
Other	(136)
Investment gains, net	$8,693

6.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

Types of derivative instruments and derivative strategies

Interest rate contracts

Not designated as hedging instruments

The Company enters into OTC interest rate swaps in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting.  These OTC derivatives are bilateral contracts between the Company and a counterparty.

The OTC interest rate swap agreements are used to convert the interest rate on certain debt security investments from a floating rate to a fixed rate, however, the transactions were not eligible for hedge accounting.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

Foreign currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars.  The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars.  Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting.

The following tables summarize the notional amount and fair value of derivative financial instruments, excluding embedded derivatives:

	December 31, 2018
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$626,774	$35,044	$49,856	$14,812
Total cash flow hedges	626,774	35,044	49,856	14,812

Total derivatives designated as hedges	626,774	35,044	49,856	14,812

Derivatives not designated as hedges:
Interest rate swaps	9,500	1,078	1,078	—
Cross-currency swaps	376,773	14,356	25,128	10,772
Total derivatives not designated as hedges	386,273	15,434	26,206	10,772
Total derivative financial instruments	$1,013,047	$50,478	$76,062	$25,584

(1) The estimated fair value excludes accrued income and expense.  The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the Statement of Assets and Liabilities.

Embedded derivative - GLWB

The Company offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the Statement of Assets and Liabilities. Changes in fair value of GLWB are recorded in investment gains, net in the Statement of Revenue and Direct Expenses.

The estimated fair value of the GLWB was $15,473 at December 31, 2018. The changes in fair value of the GLWB were $11,575 for the year ended December 31, 2018.

See Note 2, Note 5, and Note 7 for additional discussion regarding derivative financial instruments.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

7.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2018
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$281,688	$—	$281,688
Obligations of U.S. states and their subdivisions	—	1,319,772	—	1,319,772
Corporate debt securities	—	7,370,915	4,125	7,375,040
Asset-backed securities	—	507,800	—	507,800
Residential mortgage-backed securities	—	23,519	—	23,519
Commercial mortgage-backed securities	—	132,652	—	132,652
Total fixed maturities available-for-sale	—	9,636,346	4,125	9,640,471
Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	24,205	—	24,205
Obligations of U.S. states and their subdivisions	—	22,928	—	22,928
Corporate debt securities	—	210,514	—	210,514
Asset-backed securities	—	12,079	—	12,079
Residential mortgage-backed securities	—	3,093	—	3,093
Commercial mortgage-backed securities	—	32,603	—	32,603
Total fixed maturities held-for-trading	—	305,422	—	305,422
Short-term investments	24,023	11,334	—	35,357
Derivative instruments designated as hedges:
Cross-currency swaps	—	49,856	—	49,856
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,078	—	1,078
Cross-currency swaps	—	25,128	—	25,128
Total derivative instruments	—	76,062	—	76,062
Separate account assets (1)	5,099,614	3,561,871		8,741,908
Total assets	$5,123,637	$13,591,035	$4,125	$18,799,220

Liabilities
Derivative instruments designated as hedges:
Cross-currency swaps	$—	$14,812	$—	$14,812
Derivative instruments not designated as hedges:
Cross-currency swaps	—	10,772	—	10,772
Total derivative instruments	—	25,584	—	25,584
Embedded derivatives - GLWB	—	—	15,473	15,473
Separate account liabilities (2)	44	251,762	—	251,806
Total liabilities	$44	$277,346	$15,473	$292,863

(1) Included in the total fair value amount are $80 million of separate account assets as of December 31, 2018 for which the fair value is estimated using net asset value per unit as a practical expedient. This amount is not shown in the table above.

(2)Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services.  In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments, is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers. Short-term investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps and interest rate swaps, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Embedded derivative - GLWB

Significant unobservable inputs used in the fair value measurements of GLWB include long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization, lapses, and partial withdrawals.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, fixed maturity, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets and liabilities
Liabilities
Embedded derivatives GLWB
Balances, January 1, 2018	$3,898
Realized and unrealized gains included in investment gains, net	11,575
Balances, December 31, 2018	$15,473
Total gain for the period included in revenues in excess of direct expenses attributable to the change in unrealized gains and losses relating to liabilities held at December 31, 2018	$11,575

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	Valuation		Range
	Technique	Unobservable Input	December 31, 2018
Embedded derivatives - GLWB	Risk neutral stochastic valuation methodology	Equity volatility	15% - 30%
		Swap curve	2.57% - 2.87%
		Mortality rate	Based on the Annuity 2000 Mortality Table
		Lapse rate	1% - 15%

Generally, the following will cause an increase (decrease) in GLWB embedded derivative fair value liabilities:

•                  An increase (decrease) in equity volatility;

•                  A decrease (increase) in interest rates;

•                  A decrease (increase) in mortality;

•                  A decrease (increase) in lapses.

The Company notes the following interrelationships:

•                  Low equity returns will potentially result in higher in-the-moneyness.   This may result in lower lapses increasing the projected number of inforce policies and may also increase the fair value of the GLWB reserve.

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments and investments not carried at fair value on a recurring basis:

	December 31, 2018
			Fair value
	Carrying	Estimated	hierarchy
	amount	fair value	level
Assets
Mortgage loans on real estate	$1,025,194	$1,047,548	2
Policy loans	45,918	45,918	2

Liabilities
Annuity contract benefits without life contingencies	$301,349	$307,354	2
Policyholders’ funds	241,135	241,135	2

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

8.  Minimum Guarantees

The Company calculates additional liabilities for GMDB and GLWB. The following assumptions and methodology were used to determine GMDB additional reserves at December 31, 2018.

Area	Assumptions/Basis for Assumptions
Data Used	Based on 2,000 GLWB or 5,000 GMDB investment performance scenarios
Mean Investment Performance	Equity: 0% - 15% Fixed, Bond, Money Market Fund: level 0% - 10%
Volatility	Equity: 10% - 35% Fixed, Bond, Money Market Fund: 0% - 12%
Mortality	Based on the 2012 IAM Basic Table
Lapse Rates	Lapse rates may vary by duration and surrender charge
Discount Rates	5%

The assumptions and techniques for valuing the GLWB reserve is disclosed within Note 7 and are identical to those used for valuing the GLWB embedded derivative.

The separate account liabilities subject to the requirements for additional liabilities for GMDB and GLWB, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners for GMDB and GLWB at December 31, 2018, were as follows:

	GMDB	GLWB	Total
December 31, 2018
Separate account liability	$55,335	$468,371	$523,706
Net amount at risk, net of reinsurance	$22,357	$76,327	$98,684
Weighted average attained age	72	70	N/A

The paid and incurred amounts for GMDB and GLWB for the years ended December 31, 2018 were as follows:

	GMDB	GLWB	Total
Additional liability balance:
Balances, December 31, 2017	$3,983	$2,066	$6,049
Incurred guaranteed benefits	25	8,456	8,481
Paid guaranteed benefits	(439)	—	(439)
Balances, December 31, 2018	$3,569	$10,522	$14,091

The aggregate fair value of equity securities supporting separate accounts with GMDB and GLWB were as follows:

December 31, 2018
Equity securities - GMDB	$55,339
Equity securities - GLWB	468,825
Total	$524,164

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

9.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders.  The failure of reinsurers to honor their obligations could result in losses to the Company.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2018, the reinsurance recoverables had carrying values in the amounts of $112,329.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The following table summarizes total premium income for the year ended December 31, 2018:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$328,098	$823	$328,921
Reinsurance ceded	(52,989)	(1,258)	(54,247)
Reinsurance assumed	26,422	1,169	27,591
Net	$301,531	$734	$302,265

Reinsurance recoveries for life and other policy benefits were $177,548 for the year ended December 31, 2018.

INDIVIDUAL LIFE BUSINESS OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Abbreviated Financial Statements

(Dollars in Thousands)

10.  Deferred Acquisition Costs

The following table summarizes activity in DAC:

DAC
Balances, January 1, 2018	$352,205
Capitalized additions	61,243
Amortization and writedowns	(47,929)
Unrealized investment (gains) losses, net	74,075
Balances, December 31, 2018	$439,594

11.  Commitments and Contingencies

Commitments

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s consolidated financial position, results of its operations, or cash flows.

12.  Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2018, and through the date the Abbreviated Financial Statements were issued. There were no material subsequent events which would warrant disclosure in the Abbreviated Financial Statements of the Company.